Federated Investors
World-Class Investment Manager

Federated Limited Duration Government Fund, Inc.

SEMI-ANNUAL REPORT

August 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Volatility Rating

The fund has received a "volatility rating" of S1 from Standard & Poor's Ratings Services (S&P), which is current as of October 17, 2002. The purpose of a volatility rating is to designate the sensitivity of a fund's share price and returns to changes in market conditions. S&P assigns the S1 rating to bond funds that possess "low sensitivity" to changing market conditions. In S&P's system (S1 to S6), this rating indicates lowest relative volatility.

WHAT THE RATING MEANS

According to S&P, the overall volatility of S1-rated funds should be less than or equal to that of a portfolio comprised of U.S. government securities maturing within one to three years. Within this category, certain funds are designated with a plus sign (+). This indicates the fund's extremely low sensitivity to changing market conditions. These funds possess an aggregate level of volatility that is less than or equal to that of a portfolio comprised of the highest quality fixed-income instruments with an average maturity of one year or less. S&P uses government securities as the basis for comparison because they signify the most liquid, highest quality securities. Volatility ratings can be useful for comparative purposes, to help assess whether one bond fund presents greater overall sensitivity to changing market conditions than another. In addition, because the market generally compensates investors for increased risks, funds with ratings indicating low sensitivity to market changes should be expected to have lower total returns (over extended periods) than funds with ratings indicating greater sensitivity to market changes. Conversely, while returns of funds with ratings indicating higher volatility may tend to be higher over extended periods, they may also be more uncertain.

HOW THE RATING WAS DETERMINED

There is no standard method for determining volatility ratings. S&P's analysis focuses on measuring objective, quantifiable portfolio risk factors. These factors include the credit quality of the bonds held by the fund, the market price volatility of the fund's portfolio, and the historical volatility of the fund's total return performance. In addition, S&P evaluates the fund with regard to specific technical factors, such as interest-rate risk, yield curve risk, credit risk, and liquidity risk. More detailed information about S&P's rating methodology and the factors it considers is posted on S&P's website at www.standardandpoors.com/resourcecenter/ratingscriteria/funds.

ADDITIONAL IMPORTANT FACTORS TO CONSIDER

The fund's portfolio may have changed since the rating was issued, and there is no guarantee that the fund will continue to have the same rating, or perform in the future as rated. S&P charges fees to issue these ratings, which are paid by the fund, and not all bond funds have volatility ratings. The fact that a fund has a rating is not an indication that it is more or less risky or volatile than a fund that does not.

This material is to be used only when preceded or accompanied by a current fund prospectus. Call your representative.

Portfolio of Investments

August 31, 2002 (unaudited)

Principal Amount or Shares			Value
		LONG-TERM OBLIGATIONS--89.3%
		Federal Home Loan Mortgage Corp.--71.3%
$31,800,000	[1]	3.250%, 11/15/2004	$32,373,990
32,200,000		6.375%, 11/15/2003	33,892,432
510,032		6.500%, 12/1/2015	533,509

		TOTAL	66,799,931

		Federal Home Loan Mortgage Corp. REMIC--6.2%
3,282,173		Series 1344-D, 6.000%, 8/15/2007	3,436,238
2,307,101		Series 2074-A, 6.500%, 7/15/2024	2,347,383

		TOTAL	5,783,621

		Federal National Mortgage Association--11.8%
5,500,000		3.000%, 7/29/2004	5,536,740
5,274,563		6.500%, 7/1/2016	5,511,918

		TOTAL	11,048,658

		TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST $81,981,911)	83,632,210

		U.S. TREASURY--5.3%
5,000,000		U.S.Treasury Notes, 2.250%, 7/31/2004 (IDENTIFIED COST $4,991,026)	5,013,950

		MUTUAL FUND--4.5%
4,182,259		Government Obligations Fund (at net asset value)	4,182,259

		TOTAL INVESTMENTS (IDENTIFIED COST $91,155,196)[2]	$92,828,419

1 Certain shares are temporarily on loan to unaffiliated broker/dealers.

2 The cost of investments for federal tax purposes amounts to $91,155,196. The net unrealized appreciation of investments on a federal tax basis amounts to $1,673,223 which is comprised of $1,687,374 appreciation and $14,151 depreciation at August 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($93,648,993) at August 31, 2002.

The following acronym is used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $91,155,196)		$92,828,419
Income receivable		993,419
Receivable for shares sold		60,808
Cash held as collateral for securities lending		24,458,948

TOTAL ASSETS		118,341,594

Liabilities:
Payable for shares redeemed	$3,150
Income distribution payable	220,264
Payable on collateral due to broker	24,458,948
Accrued expenses	10,239

TOTAL LIABILITIES		24,692,601

Net assets for 9,647,845 shares outstanding		$93,648,993

Net Assets Consist of:
Paid in capital		$117,019,644
Net unrealized appreciation of investments		1,673,223
Accumulated net realized loss on investments		(25,042,497)
Distributions in excess of net investment income		(1,377)

TOTAL NET ASSETS		$93,648,993

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$10,183,406 ÷1,049,157 shares outstanding		$9.71

Institutional Service Shares:
$83,465,587 ÷ 8,598,688 shares outstanding		$9.71

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended August 31, 2002 (unaudited)

Investment Income:
Interest			$2,134,007

Expenses:
Investment adviser fee		$201,469
Administrative personnel and services fee		78,137
Custodian fees		4,339
Transfer and dividend disbursing agent fees and expenses		39,787
Directors'/Trustees' fees		5,622
Auditing fees		4,633
Legal fees		2,122
Portfolio accounting fees		28,291
Distribution services fee--Institutional Service Shares		104,360
Shareholder services fee--Institutional Shares		21,559
Shareholder services fee--Institutional Service Shares		104,360
Share registration costs		16,310
Printing and postage		10,043
Insurance premiums		455
Taxes		3,778
Miscellaneous		10,825

TOTAL EXPENSES		636,090

Waivers and Reimbursements:
Waiver of investment adviser fee	$(201,469)
Waiver of distribution services fee--Institutional Service Shares	(104,360)
Waiver of shareholder services fee--Institutional Shares	(21,559)
Waiver of transfer and dividend disbursing agent fees and expenses	(965)
Reimbursement of other operating expenses	(47,998)
Reimbursement of investment adviser fee	(1,943)

TOTAL WAIVERS AND REIMBURSEMENTS		(378,294)

Net expenses			257,796

Net investment income			1,876,211

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			960,159
Net change in unrealized appreciation of investments			252,754

Net realized and unrealized gain on investments			1,212,913

Change in net assets resulting from operations			$3,089,124

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 8/31/2002	Year Ended 2/28/2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,876,211	$4,559,280
Net realized gain on investments	960,159	1,155,471
Net change in unrealized appreciation/depreciation of investments	252,754	(408,267)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,089,124	5,306,484

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(343,186)	(239,998)
Institutional Service Shares	(1,530,677)	(4,315,833)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,873,863)	(4,555,831)

Share Transactions:
Proceeds from sale of shares	40,411,656	16,616,933
Net asset value of shares issued to shareholders in payment of distributions declared	733,805	2,178,138
Cost of shares redeemed	(38,463,278)	(19,232,718)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	2,682,183	(437,647)

Change in net assets	3,897,444	313,006

Net Assets:
Beginning of period	89,751,549	89,438,543

End of period (including distributions in excess of $(1,377) and $(3,725), respectively)	$93,648,993	$89,751,549

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28,
	8/31/2002	2002	2001 [1]
Net Asset Value, Beginning of Period	$9.60	$9.52	$9.30
Income From Investment Operations:
Net investment income	0.19	0.51	0.28
Net realized and unrealized gain on investments	0.11	0.08	0.23

TOTAL FROM INVESTMENT OPERATIONS	0.30	0.59	0.51

Less Distributions:
Distributions from net investment income	(0.19)	(0.51)	(0.29)

Net Asset Value, End of Period	$9.71	$9.60	$9.52

Total Return[2]	3.16%	6.33%	5.51%

Ratios to Average Net Assets:

Expenses	0.30%[3]	0.30%	0.36%[3]

Net investment income	3.97%[3]	5.08%	6.30%[3]

Expense waiver/reimbursement[4]	0.75%[3]	0.82%	0.73%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$10,183	$7,290	$2,416

Portfolio turnover	63%	71%	150%

1 Reflects operations for the period from September 11, 2000 (date of initial public investment) to February 28, 2001.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Institutional Service Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2002	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$9.60	$9.52	$9.33	$9.43	$9.52	$9.56
Income From Investment Operations:
Net investment income	0.18	0.49	0.54	0.46	0.48	0.53
Net realized and unrealized gain (loss) on investments	0.11	0.08	0.20	(0.10)	(0.09)	(0.04)

TOTAL FROM INVESTMENT OPERATIONS	0.29	0.57	0.74	0.36	0.39	0.49

Less Distributions:
Distributions from net investment income	(0.18)	(0.49)	(0.55)	(0.46)	(0.48)	(0.53)

Net Asset Value, End of Period	$9.71	$9.60	$9.52	$9.33	$9.43	$9.52

Total Return[1]	3.03%	6.06%	8.22%	3.89%	4.20%	5.25%

Ratios to Average Net Assets:

Expenses	0.55%[2]	0.55%	0.86%	1.02%	1.02%	1.10%

Net investment income	3.67%[2]	5.07%	5.74%	4.76%	5.03%	5.53%

Expense waiver/reimbursement[3]	0.75%[2]	0.82%	0.59%	0.45%	0.33%	0.28%

Supplemental Data:

Net assets, end of period (000 omitted)	$83,466	$82,462	$87,023	$108,918	$139,968	$183,604

Portfolio turnover	63%	71%	150%	65%	55%	67%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2002 (unaudited)

ORGANIZATION

Federated Limited Duration Government Fund, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Fund is to provide total return.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized as required. Distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At February 28, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $26,002,656 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2003	$21,867,393

2004	$ 2,738,947

2008	$ 533,376

2009	$ 862,940

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of August 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$23,742,962	$24,458,948

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At August 31, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Institutional Shares	2,500,000,000
Institutional Service Shares	2,500,000,000
TOTAL	5,000,000,000

Transactions in capital stock were as follows:

	Six Months Ended 8/31/2002		Year Ended 2/28/2002
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,061,899	$29,286,231	838,855	$8,025,221
Shares issued to shareholders in payment of distributions declared	6,335	60,765	1,219	11,679
Shares redeemed	(2,778,587)	(26,712,323)	(334,412)	(3,210,194)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	289,647	$2,634,673	505,662	$4,826,706

	Six Months Ended 8/31/2002		Year Ended 2/28/2002
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	1,153,921	$11,125,425	892,767	$8,591,712
Shares issued to shareholders in payment of distributions declared	70,084	673,040	226,189	2,166,459
Shares redeemed	(1,216,512)	(11,750,955)	(1,671,623)	(16,022,524)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	7,493	$47,510	(552,667)	$(5,264,353)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	297,140	$2,682,183	(47,005)	$(437,647)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntary choose to waive and/or reimburse any portion of its fee. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Government Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expense up to 0.25% of the average daily net assets of the Fund's Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ Company maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of long-term U.S. government securities for the six months ended August 31, 2002, were as follows:

Purchases	$64,619,420

Sales	$59,719,425

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Limited Duration Government Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 314213109
Cusip 314213208

25891 (10/02)